Investment Portfolioas of March 31, 2023 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 93.4%
Diversified Telecommunication Services 15.4%
Deutsche Telekom AG (Registered)	82,451	1,998,209
Frontier Communications Parent, Inc.*	45,453	1,034,965
Hellenic Telecommunications Organization SA	38,053	558,127
Iridium Communications, Inc.	10,974	679,620
Liberty Global PLC “A”*	43,051	839,494
Nippon Telegraph & Telephone Corp.	37,500	1,120,105
Orange SA	97,168	1,152,356
Verizon Communications, Inc.	118,385	4,603,993
		11,986,869
Entertainment 16.7%
IMAX Corp.*	24,537	470,620
Live Nation Entertainment, Inc.*	10,289	720,230
Netflix, Inc.*	11,542	3,987,530
Spotify Technology SA*	7,721	1,031,680
Take-Two Interactive Software, Inc.*	17,257	2,058,760
Universal Music Group NV	31,111	787,277
Walt Disney Co.*	33,643	3,368,674
Warner Music Group Corp. “A”	17,028	568,224
		12,992,995
Hotels, Restaurants & Leisure 1.4%
Entain PLC	22,969	357,202
Sportradar Holding AG “A”*	61,043	709,930
		1,067,132
Household Durables 0.9%
Sony Group Corp.	7,700	700,793
Interactive Media & Services 39.3%
Alphabet, Inc. “A”*	85,189	8,836,655
Alphabet, Inc. “C”*	92,927	9,664,408
Match Group, Inc.*	20,148	773,482
Meta Platforms, Inc. “A”*	52,975	11,227,521
		30,502,066
IT Services 0.5%
Twilio, Inc. “A”*	5,288	352,339
Leisure Products 0.2%
Peloton Interactive, Inc. “A”*	15,111	171,359
Media 5.3%
Charter Communications, Inc. “A”*	3,816	1,364,640
Criteo SA (ADR)*	33,789	1,064,522
Liberty Media Corp. “A”*	21,700	609,553

New York Times Co. “A”	21,607	840,080
Viaplay Group AB “B”*	10,741	273,569
		4,152,364
Professional Services 1.4%
RELX PLC	33,686	1,091,513
Real Estate Management & Development 0.8%
KE Holdings, Inc. (ADR)*	33,102	623,642
Software 1.5%
Doubleverify Holdings, Inc.*	24,208	729,871
PowerSchool Holdings, Inc. “A”*	20,674	409,759
		1,139,630
Specialized REITs 2.2%
American Tower Corp.	3,621	739,915
Crown Castle, Inc.	7,460	998,447
		1,738,362
Wireless Telecommunication Services 7.8%
KDDI Corp.	52,900	1,631,278
Rogers Communications, Inc. “B”	16,926	784,495
T-Mobile U.S., Inc.*	22,085	3,198,791
Vodafone Group PLC	408,368	449,628
		6,064,192
Total Common Stocks (Cost $60,413,596)		72,583,256

	Principal Amount ($)	Value ($)

Convertible Bonds 1.2%
Diversified Consumer Services 0.8%
Chegg, Inc., Zero Coupon, 9/1/2026*	841,000	660,177
Media 0.4%
DISH Network Corp., Zero Coupon, 12/15/2025	576,000	304,128
Total Convertible Bonds (Cost $1,508,061)		964,305

	Shares	Value ($)

Cash Equivalents 6.8%
DWS Central Cash Management Government Fund, 4.78% (a) (Cost $5,272,680)	5,272,680	5,272,680

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $67,194,337)	101.4	78,820,241
Other Assets and Liabilities, Net	(1.4)	(1,124,207)
Net Assets	100.0	77,696,034
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2023	Value ($) at 3/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.66% (a) (b)
917,918	—	917,918 (c)	—	—	2,868	—	—	—
Cash Equivalents 6.8%
DWS Central Cash Management Government Fund, 4.78% (a)
3,479,748	7,901,051	6,108,119	—	—	31,641	—	5,272,680	5,272,680
4,397,666	7,901,051	7,026,037	—	—	34,509	—	5,272,680	5,272,680

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2023.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Diversified Telecommunication Services	$7,158,072	$4,828,797	$—	$11,986,869
Entertainment	12,205,718	787,277	—	12,992,995
Hotels, Restaurants & Leisure	709,930	357,202	—	1,067,132
Household Durables	—	700,793	—	700,793
Interactive Media & Services	30,502,066	—	—	30,502,066
IT Services	352,339	—	—	352,339
Leisure Products	171,359	—	—	171,359
Media	3,878,795	273,569	—	4,152,364
Professional Services	—	1,091,513	—	1,091,513
Real Estate Management & Development	623,642	—	—	623,642
Software	1,139,630	—	—	1,139,630
Specialized REITs	1,738,362	—	—	1,738,362
Wireless Telecommunication Services	3,983,286	2,080,906	—	6,064,192
Convertible Bonds (a)	—	964,305	—	964,305
Short-Term Investments	5,272,680	—	—	5,272,680
Total	$67,735,879	$11,084,362	$—	$78,820,241

(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH1
R-080548-2 (1/25)